Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2022
Fair Value of Financial Instruments
Fair Value of Financial Instruments

4.        Fair Value of Financial Instruments

As a basis for determining the fair value of certain of the Company’s financial instruments, the Company utilizes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level I – Observable inputs such as quoted prices in active markets for identical assets or liabilities.

Level II – Observable inputs, other than Level I prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level III – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. Assets and liabilities measured at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the entire fair value measurement requires management to make judgments and consider factors specific to the asset or liability. The Company’s cash equivalents are classified within Level I of the fair value hierarchy.

As of December 31, 2022 and 2021, the fair values of cash and cash equivalents, accounts payable, and accrued expenses approximated their carrying values because of the short-term nature of these assets or liabilities. The Company’s short-term investments consist of Level I securities which are comprised of highly liquid money market funds. The estimated fair value of the short-term investments was based on quoted market prices. There were no transfers between fair value hierarchy levels during the years ended December 31, 2022 or 2021.

The fair value of financial instruments measured on a recurring basis is as follows:

	As of December 31, 2022
Description	Total	Level 1	Level 2	Level 3
Assets:
Short-term investments	$35,837,309	$35,837,309	—	—

	As of December 31, 2021
Description	Total	Level 1	Level 2	Level 3
Assets:
Short-term investments	$88,324,922	$88,324,922	—	—
Liabilities:
Contingent consideration	3,342,515	—	—	3,342,515
Warrant liability	11,020	—	—	11,020

The following table summarizes the change in fair value, as determined by Level 3 inputs, for all assets and liabilities using unobservable Level 3 inputs for the years ended December 31, 2022 and 2021:

	Pelican	Elusys
	Contingent	Contingent
	Consideration	Consideration
Balance at December 31, 2020	$2,912,515	$—
Change in fair value	430,000	—
Balance at December 31, 2021	$3,342,515	$—
Acquisition of Elusys	—	39,853,685
Payment of receivable consideration	—	(20,784,571)
Payment of inventory consideration	—	(4,735,000)
Payment of deferred cash consideration	—	(2,000,000)
Change in fair value	(3,342,515)	(109,500)
Reclassification to discontinued operations	—	(12,224,614)
Balance at December 31, 2022	$—	$—

The change in the fair value of the contingent consideration of ($3,342,515) and $430,000 for the years ended December 31, 2022 and 2021, respectively, was primarily due to the effect of the change in discount rate, probability of achieving milestones, passage of time on the fair value measurement and discontinuation of the PTX-35 trial, thus leading to the write-off of the Pelican contingent consideration. Adjustments associated with the change in fair value of contingent consideration are included in the Company’s consolidated statement of operations and comprehensive loss.

The following table presents quantitative information about the inputs and valuation methodologies used for the Company’s fair value measurements of contingent consideration classified as Level 3 (which have now been reclassified to liabilities of discontinued operations in our consolidated balance sheets) as of December 31, 2022 and 2021:

	As of December 31, 2022
	Valuation	Significant	Weighted Average
	Methodology	Unobservable Input	(range, if applicable)

Elusys Revenue earn-out	Discounted cash flow analysis	Timing of expected payments	2025-2036
		Discount rate	24.5%
		Future revenue projections	$325.9 million

Elusys Contract deferred consideration	Discounted cash flow analysis	Timing of expected payments	2023
		Discount rate	15.5%
		Future revenue projections	$7.6 million

As of December 31, 2021
	Valuation	Significant	Weighted Average
	Methodology	Unobservable Input	(range, if applicable)

Contingent Consideration	Probability weighted income approach	Milestone dates	2022-2031
		Discount rate	7.51%
		Probability of occurrence	4.9% to 75%

The following table presents quantitative information about the inputs used in the valuation for the Company’s fair value measurement of the warrant liability classified as Level 3 as of December 31, 2022 and 2021:

	December 31, 2022		December 31, 2021
Current stock price	$0.81		$3.04
Estimated volatility of future stock price	80.94%		133.13%
Risk free interest rate	4.75%		0.55%
Contractual term	0.90	years	1.90	years

The Company measures certain non-financial assets on a non-recurring basis, including goodwill and in-process R&D and definite lived intangibles. As a result of those measurements, during the year ended December 31, 2022, in-process R&D with a total carrying value of $3.5 million was fully impaired with an impairment charge of $3.5 million. The full impairment of the in-process R&D was a result of the Company deciding to terminate any further development of PTX-35, Pelican’s lead product candidate. During the year ended December 31, 2021, goodwill with a total carrying value of $1.5 million was written down and an impairment charge of $1.5 million was recorded. During the same period, in-process R&D with a total carrying value of $5.9 million was written down to its estimated fair value of $3.5 million and an impairment charge of $2.4 million. Impairment analysis requires significant judgments, including primarily the estimation of future development costs, the probability of success in various phases of its development programs, potential post-launch cash flows and a risk-adjusted weighted average cost of capital.

Assumptions related to future operating performance are based on management’s annual and ongoing budgeting, forecasting and planning processes and represent our best estimate of the future results of our operations as of a point in time. These estimates are subject to many assumptions, such as the economic environments in which we operate, demand for the products and competitor actions. Estimated future cash flows are discounted to present value using a market participant, weighted average cost of capital, which considers the risk inherent in the probability adjusted future cash flows from each product. The financial and credit market volatility directly impacts certain inputs and assumptions used to develop the weighted average cost of capital such as the risk-free interest rate, industry beta, debt interest rate and our market capital structure. These assumptions are based on significant inputs not observable in the market and thus represent Level 3 measurements within the fair value hierarchy. The use of different inputs and assumptions could increase or decrease our estimated discounted future cash flows, the resulting estimated fair values and the amounts of related goodwill impairments, if any.